UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2007

Genesee & Wyoming Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31456	06-0984624
(Commission	(IRS Employer
File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

(203) 629-3722
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On August 1, 2007, Genesee & Wyoming Inc. (GWI) issued a press release reporting financial results for the second quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Title
99.1	Press release, dated August 1, 2007, announcing results for the second quarter of 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENESEE & WYOMING INC.

Date: August 1, 2007	By:	/s/ Timothy J. Gallagher
Name: Timothy J. Gallagher Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release, dated August 1, 2007, announcing results for the second quarter of 2007